UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	4/30
Date of reporting period:	4/30/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Financial Futures

15	Statement of Options Written

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statement of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Important Tax Information

39	Information About the Review and Approval of the Fund’s Management Agreement

44	Board Members Information

47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus GNMA Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2008, through April 30, 2009. Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S. Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, Dreyfus GNMA Fund’s Class A shares produced a total return of 6.21%, Class B shares returned 5.49%, Class C shares returned 5.40% and Class Z shares returned 6.40%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 7.83% for the same period.2 In addition, the fund is reported in the Lipper GNMA Funds category, and the average total return for all funds reported in this Lipper category was 6.28% for the reporting period.3

In the midst of a recession and global credit crisis during the reporting period, GNMA securities ranked among the better performing sectors of the U.S. bond market as investors seeking relatively safe havens flocked to government-backed investments. The market was further supported by massive purchases of GNMA securities and conventional mortgages by the Federal Reserve Board (the “Fed”). The fund produced lower returns than its benchmark, primarily due to modest allocations to non-agency residential asset-backed securities and commercial mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA”or“Ginnie Mae”) securities.The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

Investors Favored GNMA Securities in a “Flight to Quality”

In the months after the start of the reporting period, yield spreads of mortgage-backed securities, including GNMA securities, widened toward historical extremes as an ongoing credit crunch escalated into a

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

global financial crisis. The financial crisis, which had originated in the U.S. sub-prime mortgage sector, damaged complex mortgage- and asset-backed instruments held by banks and investors throughout the world. These developments were exacerbated by forced deleveraging among hedge funds and other institutional investors suffering from severe losses. As a result, prices of mortgage-backed securities, asset-backed securities, corporate bonds and other higher-yielding fixed-income securities fell sharply, while U.S. Treasury securities rallied amid a “flight to quality.” Because GNMA securities also are backed by the full faith and credit of the U.S. government, they held up better than other segments of the mortgage-backed securities market.

Meanwhile,slumping housing markets,rising unemployment and sharply lower consumer confidence led the National Bureau of Economic Research to declare officially in November that the U.S. economy has been mired in recession since late 2007.This pronouncement was confirmed by a –6.3% annualized GDP growth rate in the fourth quarter of 2008 and a –5.7% annualized rate over the first quarter of 2009.

U.S. government and monetary authorities responded aggressively by injecting massive amounts of liquidity into the banking system and rescuing a number of struggling corporations in the insurance, banking and automotive industries. The Fed’s efforts included aggressive reductions of short-term interest rates, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%. The Fed also announced that it would purchase hundreds of billions of dollars of mortgage-backed securities from Ginnie Mae and other issuers, which helped support the market.

Despite generally weak economic data through the end of the reporting period, credit markets appeared to stabilize, and yield spreads moderated in the spring of 2009.GNMA securities also were buoyed by prepayment trends, which proved to be less robust than expected when tight lending standards among banks prevented many homeowners from refinancing their mortgages at lower rates.

Tactical Shifts Helped Position Fund for Volatility

Early in the reporting period, we emphasized GNMA securities with relatively high coupons in anticipation of slow prepayment rates while interest rates remained relatively high. However, as the credit crisis intensified and short-term interest rates plunged, we shifted our focus to lower coupon securities that tend to hold up better when prepayment rates increase. We also tactically adjusted the fund’s duration posture, using options to establish various short and long positions in an effort to manage the risks and opportunities presented by changes in market volatility. In addition, we employed futures contracts to set the fund’s yield curve strategy as yield spreads widened early in the reporting period and later narrowed.

While most of these strategies proved relatively successful, small allocations of assets to non-agency asset-backed securities and commercial mortgage-backed securities lagged their GNMA counterparts, detracting from the fund’s performance relative to the benchmark.

Anticipating a Slow and Shallow Recovery

As of the reporting period’s end, GNMA securities and other conventional mortgages appear fairly valued to us. However, we are aware that additional government support could stretch valuations, and we are prepared to adjust our strategies accordingly.We generally have maintained the fund’s focus on lower-coupon securities in anticipation of higher prepayment rates if, as we expect, an eventual economic recovery proves mild, and interest rates remain low.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus GNMA Fund on 4/30/99 to a
$10,000 investment made in the Barclays Capital GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of
Class Z shares shown above due to differences in charges and expenses.
The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/09

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	5/3/07	1.40%	3.61%†††	4.68%†††
without sales charge	5/3/07	6.21%	4.57%†††	5.17%†††
Class B shares
with applicable redemption charge †	5/3/07	1.49%	3.96%†††	5.17%†††,††††
without redemption	5/3/07	5.49%	4.30%†††	5.17%†††,††††
Class C shares
with applicable redemption charge ††	5/3/07	4.40%	4.25%†††	5.01%†††
without redemption	5/3/07	5.40%	4.25%†††	5.01%†††
Class Z shares	5/29/85	6.40%	4.65%	5.21%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, B and C shares of the fund reflect the performance of the fund’s Class Z shares for periods prior to 5/3/07 (the inception date for Class A, B and C shares), adjusted to reflect the applicable sales load for that class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 5.50	$ 8.52	$ 9.28	$ 4.52
Ending value (after expenses)	$1,072.80	$1,069.80	$1,068.30	$1,073.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 5.36	$ 8.30	$ 9.05	$ 4.41
Ending value (after expenses)	$1,019.49	$1,016.56	$1,015.82	$1,020.43

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.66% for Class B, 1.81% for Class C and .88% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2009

	Coupon	Maturity	Principal
Bonds and Notes—115.4%	Rate (%)	Date	Amount ($)		Value ($)

Asset—Backed Ctfs.—3.6%
Capital One Prime Auto Receivables
Trust, Ser. 2006-1, Cl. A3	4.99	9/15/10	520,249		521,156
Carmax Auto Owner Trust,
Ser. 2009-1, Cl. A1	1.66	5/7/10	5,400,000		5,406,702
Carmax Auto Owner Trust,
Ser. 2005-2, Cl. A4	4.34	9/15/10	4,279,559		4,307,588
Chase Credit Card Master Trust,
Ser. 2002-3, Cl. A	0.62	9/15/11	310,000	[a]	309,953
Chase Issuance Trust,
Ser. 2007-A14, Cl. A14	0.70	9/15/11	310,000	[a]	309,479
Chase Issuance Trust,
Ser. 2008-A5, Cl. A5	1.35	5/16/11	7,200,000	[a]	7,201,093
Ford Credit Auto Owner Trust,
Ser. 2008-C, Cl. A2B	1.35	1/15/11	4,463,448	[a]	4,445,948
WFS Financial Owner Trust,
Ser. 2005-2, Cl. C	4.62	11/19/12	4,500,000		4,442,378
					26,944,297
Asset-Backed Ctfs./
Auto Receivables—7.1%
Capital Auto Receivables Asset
Trust, Ser. 2008-2, Cl. A2A	3.74	3/15/11	2,780,319		2,803,431
Capital Auto Receivables Asset
Trust, Ser. 2006-2, Cl. A3A	4.98	5/15/11	2,384,520		2,413,468
Daimler Chrysler Auto Trust,
Ser. 2006-D, Cl. A3	4.98	2/8/11	1,177,148		1,187,617
Daimler Chrysler Auto Trust,
Ser. 2006-A, Cl. A3	5.00	5/8/10	33,758		33,781
Ford Credit Auto Owner Trust,
Ser. 2008-C, Cl. A2A	3.72	1/15/11	2,685,634		2,695,562
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. A3	5.16	11/15/10	492,077		495,889
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. A3	5.26	10/15/10	609,599		613,273
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. A2A	5.42	4/15/10	56,037		56,119
Honda Auto Receivables Owner
Trust, Ser. 2008-1, Cl. A2	3.77	9/20/10	2,313,567		2,328,406
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A3	5.10	3/18/11	3,789,216		3,840,853

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
Honda Auto Receivables Owner
Trust, Ser. 2006-3, Cl. A3	5.12	10/15/10	1,303,268	1,314,394
Honda Auto Receivables Owner
Trust, Ser. 2006-2, Cl. A3	5.30	7/21/10	85,090	85,373
Nissan Auto Receivables Owner
Trust, Ser. 2005-B, Cl. A4	4.18	10/15/10	350,681	351,051
Nissan Auto Receivables Owner
Trust, Ser. 2005-C, Cl, A4	4.31	3/15/11	876,351	882,896
Nissan Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A4	4.77	7/15/11	7,861,714	7,959,203
Nissan Auto Receivables Owner
Trust, Ser. 2007-A, Cl. A3	5.10	11/15/10	2,630,657	2,655,031
Nissan Auto Receivables Owner
Trust, Ser. 2006-B, Cl. A4	5.22	11/15/11	2,053,430	2,091,547
USAA Auto Owner Trust,
Ser. 2005-4, Cl. A4	4.89	8/15/12	4,565,544	4,622,367
USAA Auto Owner Trust,
Ser. 2008-1, Cl. A2	4.27	10/15/10	512,669	514,591
USAA Auto Owner Trust,
Ser. 2005-3, Cl. A4	4.63	5/15/12	7,746,396	7,825,019
USAA Auto Owner Trust,
Ser. 2006-3, Cl. A3	5.36	2/15/11	704,741	708,570
USAA Auto Owner Trust,
Ser. 2007-1, Cl. A3	5.43	10/17/11	3,530,144	3,586,177
WFS Financial Owner Trust,
Ser. 2005-3, Cl. A4	4.39	5/17/13	2,667,531	2,669,122
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	1,367,078	1,366,032
				53,099,772
Asset-Backed Ctfs./Credit Cards—1.0%
American Express Credit Account
Master Trust, Ser. 2004-4, Cl. A	0.54	3/15/12	1,075,000 [a]	1,066,387
American Express Credit Account
Master Trust, Ser. 2004-3, Cl. A	4.35	12/15/11	775,000	772,589
Citibank Credit Card Issuance
Trust, Ser. 2006-A5, Cl. A5	5.30	5/20/11	5,595,000	5,603,876
				7,442,852

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Home Equity Loans—.9%
Citicorp Residential Mortgage
Securities, Ser. 2007-2,
Cl. A1A	5.98	6/25/37	2,332,676	[a]	2,263,793
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M5	6.92	9/25/37	875,000		58,940
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	406,394	[a]	324,793
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	441,830		391,422
JP Morgan Mortgage Acquisition,
Ser. 2007-HE1, Cl. AF1	0.54	3/25/47	4,376,509	[a]	2,871,216
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	11/25/36	2,325,000	[a]	581,357
					6,491,521
Commercial Mortgage
Pass-Through Ctfs.—.3%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	0.72	1/25/37	2,056,469	[a,b]	1,115,182
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	0.97	3/6/20	2,275,000	[a,b]	1,447,203
					2,562,385
Residential Mortgage
Pass-Through Ctfs.—.9%
Countrywide Home
Loan Mortgage
Pass-Through Trust,
Ser. 2005-31, Cl. 2A1	5.48	1/25/36	948,141	[a]	654,352
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	5.36	12/25/34	1,691,978	[a]	1,234,320
J.P. Morgan Alternative Loan
Trust, Ser. 2007-A1, Cl. 1A2A	0.50	3/25/37	2,875,866	[a]	1,688,630
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	5.01	7/25/35	2,605,255	[a]	1,650,433
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	2,112,510	[a]	1,386,725
					6,614,460

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed—101.0%
Federal Home Loan Mortgage Corp.:
4.00%	17,400,000 [c,d]	17,332,031
4.00%, 5/1/10	7,442,180 [d]	7,565,869
5.00%, 3/1/20—12/1/35	16,285,700 [d]	16,779,464
5.50%, 4/1/38—10/1/38	24,686,535 [d]	25,563,806
Federal National Mortgage Association:
4.50%	14,600,000 [c,d]	14,860,055
6.50%	8,360,000 [c,d]	8,826,338
5.00%, 1/1/36—12/1/36	13,173,324 [d]	13,580,092
5.50%, 11/1/38	7,389,986 [d]	7,665,101
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33	1,004,435 [d]	990,846
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34	3,350,988 [d]	3,532,068
Government National Mortgage Association I:
4.50%	58,575,000 [c]	59,720,234
5.00%	16,505,000 [c]	17,049,158
6.50%	9,680,000 [c]	10,180,640
5.00%, 5/15/33—10/15/35	50,044,744	51,992,414
5.50%, 6/15/20—3/15/39	136,933,459	142,759,585
6.00%, 10/15/19—1/15/39	109,217,288	114,297,623
6.50%, 7/15/09—2/15/39	19,462,924	20,507,158
7.00%, 11/15/22—12/15/22	13,797	14,783
7.50%, 2/15/17—5/15/26	5,082,295	5,480,003
8.00%, 8/15/21—12/15/22	2,241,600	2,419,765
8.50%, 12/15/16—12/15/22	1,992,336	2,157,070
9.00%, 1/15/19—12/15/22	1,751,162	1,898,010
9.50%, 3/15/18—1/15/25	428,411	472,998
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	655,090	657,287
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	1,231,921	1,237,836
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	3,652,399	3,716,943
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	2,856,016	2,915,356
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	7,191,188	7,278,211
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	304,916	307,983
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	1,144,396	1,155,872
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	2,230,322	2,273,311
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	2,364,921	2,403,680
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	2,797,523	2,847,327
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	810,155	826,284

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	3,388,584	3,430,200
Government National Mortgage Association II:
4.00%	18,830,000 [c]	18,738,974
4.50%	8,370,000 [c]	8,524,600
5.00%	6,985,000 [c]	7,220,744
5.50%	3,680,000 [c]	3,818,007
6.00%	14,840,000 [c]	15,466,070
5.00%, 9/20/33—6/20/35	21,138,065	21,911,662
5.50%, 1/20/34—12/20/35	51,546,928	53,584,425
6.00%, 12/20/28—2/20/39	33,414,643	34,868,208
6.50%, 5/20/31—7/20/31	1,718,891	1,835,091
7.00%, 4/20/24—4/20/32	8,707,768	9,308,820
7.50%, 9/20/30	116,451	125,221
9.00%, 7/20/25	108,975	118,204
9.50%, 9/20/17—2/20/25	106,253	116,739
		750,332,166
U.S. Treasury Notes—.6%
3.50%, 5/31/13	3,460,000 [e]	3,703,283
4.00%, 6/15/09	594,000 [f]	597,017
4.50%, 2/28/11	315,000 [e]	335,758
		4,636,058
Total Bonds and Notes
(cost $849,883,020)		858,123,511

Short-Term Investments—5.6%

U.S. Government Agencies—5.1%
Federal Home Loan Bank, Notes
.04%, 5/8/09	30,000,000	29,999,670
Federal Home Loan Bank, Notes
.12%, 6/18/09	8,000,000	7,998,720
		37,998,390
U.S. Treasury Bills—.5%
0.26%, 5/7/09	3,490,000 [f]	3,489,990
Total Short-Term Investments
(cost $41,488,380)		41,488,380

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—2.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,040,000)	21,040,000 [g]	21,040,000

Investment of Cash Collateral
for Securities Loaned—.5%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,806,000)	3,806,000 [g]	3,806,000

Total Investments (cost $916,217,400)	124.3%	924,457,891
Liabilities, Less Cash and Receivables	(24.3%)	(180,885,720)
Net Assets	100.0%	743,572,171

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2009, these securities amounted to $2,562,385 or .3% of net assets.
c Purchased on a forward commitment basis.
d On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
e All or a portion of these securities are on loan.At April 30, 2009, the total market value of the fund’s securities on loan is $4,039,041 and the total market value of the collateral held by the fund is $4,150,227, consisting of cash collateral of $3,806,000 and U.S. Government and Agencies securities valued at $344,227.
f All or partially held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)

U.S. Government & Agencies	101.6	Short-Term/Money Market Investments 8.9
Asset/Mortgage-Backed	13.8	124.3
† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
April 30, 2009

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2009 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	180	39,158,438	June 2009	94,219
Financial Futures Short
U.S. Treasury 5 Year Notes	173	(20,265,328)	June 2009	106,469
U.S. Treasury 10 Year Notes	281	(33,983,438)	June 2009	403,655
				604,343

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2009

		Face Amount
		Covered by
	Contracts	Contracts ($)		Value ($)

Call Options:
U.S. Treasury 5-Year Notes,
May 2009 @ 119.00	132,000	13,200,000	[a]	(12,375)
U.S. Treasury 10-Year Notes,
May 2009 @ 96.82	73,900	7,390,000	[a]	(1,906)
Put Options:
U.S. Treasury 5-Year Notes,
May 2009 @ 117.00	132,000	13,200,000	[a]	(67,031)
U.S. Treasury 10-Year Notes,
May 2009 @ 100.17	73,900	7,390,000	[a]	(52,892)
(premiums received $153,787)
				(134,204)

a Non-income producing security.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,039,041) Note 1 (b):
Unaffiliated issuers			891,371,400	899,611,891
Affiliated issuers			24,846,000	24,846,000
Cash				373,050
Receivable for open mortgage-backed dollar rolls—Note 4				26,263,178
Dividends and interest receivable				3,325,914
Receivable for shares of Common Stock subscribed				1,021,720
Receivable for investment securities sold				980,405
Receivable for futures variation margin—Note 4				77,890
Receivable from broker for swap transactions—Note 4				5,663
Prepaid expenses				53,681
				956,559,392
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				619,892
Payable for open mortgage-backed dollar rolls—Note 4				143,985,993
Payable for investment securities purchased				63,734,152
Liability for securities on loan—Note 1(b)				3,806,000
Payable for shares of Common Stock redeemed				149,495
Outstanding options written, at value (premiums received
$153,787)—See Statement of Options Written				134,204
Other liabilities				341,923
Accrued expenses				215,562
				212,987,221
Net Assets ($)				743,572,171
Composition of Net Assets ($):
Paid-in capital				764,092,088
Accumulated undistributed investment income—net				2,492,969
Accumulated net realized gain (loss) on investments				(31,877,303)
Accumulated net unrealized appreciation (depreciation) on
investments and option transactions (including $604,343
net unrealized appreciation on financial futures)				8,864,417
Net Assets ($)				743,572,171

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	75,647,729	5,910,207	20,874,706	641,139,529
Shares Outstanding	5,091,858	398,246	1,406,272	43,118,824
Net Asset Value Per Share ($)	14.86	14.84	14.84	14.87

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2009

Investment Income ($):
Income:
Interest	33,845,568
Dividends;
Affiliated issuers	163,166
Income from securities lending	24,558
Total Income	34,033,292
Expenses:
Management fee—Note 3(a)	4,350,791
Service plan and prospectus fees—Note 3(b)	821,940
Shareholder servicing costs—Note 3(c)	941,732
Distribution fees—Note 3(b)	145,770
Custodian fees—Note 3(c)	133,346
Professional fees	101,137
Directors’ fees and expenses—Note 3(d)	62,614
Registration fees	55,124
Shareholders’ reports	35,766
Loan commitment fees—Note 2	1,978
Miscellaneous	159,203
Total Expenses	6,809,401
Less—reduction in management fee
due to undertaking—Note 3(a)	(210,179)
Less—reduction in fees due to
earnings credits—Note 1(b)	(59,377)
Net Expenses	6,539,845
Investment Income—Net	27,493,447
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,029,163
Net realized gain (loss) on options transactions	490,606
Net realized gain (loss) on financial futures	286,784
Net realized gain (loss) on swap transactions	1,034,746
Net Realized Gain (Loss)	7,841,299
Net unrealized appreciation (depreciation) on investments
and options transactions (including $1,864,577
net unrealized appreciation on financial futures)	9,414,867
Net Realized and Unrealized Gain (Loss) on Investments	17,256,166
Net Increase in Net Assets Resulting from Operations	44,749,613

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008[a]

Operations ($):
Investment income—net	27,493,447	32,517,194
Net realized gain (loss) on investments	7,841,299	5,066,040
Net unrealized appreciation
(depreciation) on investments	9,414,867	4,413,245
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,749,613	41,996,479
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,436,152)	(2,091,091)
Class B Shares	(295,186)	(550,886)
Class C Shares	(410,038)	(295,309)
Class Z Shares	(25,718,303)	(30,277,802)
Total Dividends	(28,859,679)	(33,215,088)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	36,574,666	14,618,552
Class B Shares	2,447,594	848,841
Class C Shares	12,806,263	1,984,922
Class Z Shares	23,920,577	14,875,097
Net assets received in connection
with reorganization—Note 1	—	83,027,745
Dividends reinvested:
Class A Shares	1,815,088	1,531,255
Class B Shares	231,197	410,831
Class C Shares	234,412	162,917
Class Z Shares	21,460,126	25,062,977
Cost of shares redeemed:
Class A Shares	(19,994,637)	(14,809,919)
Class B Shares	(8,909,589)	(9,375,473)
Class C Shares	(1,982,507)	(2,632,571)
Class Z Shares	(75,285,685)	(87,402,029)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,682,495)	28,303,145
Total Increase (Decrease) in Net Assets	9,207,439	37,084,536
Net Assets ($):
Beginning of Period	734,364,732	697,280,196
End of Period	743,572,171	734,364,732
Undistributed investment income—net	2,492,969	2,641,111

		Year Ended April 30,

	2009	2008[a]

Capital Share Transactions:
Class Ab
Shares sold	2,525,060	1,015,164
Shares issued in connection
with reorganization—Note 1	—	3,725,384
Shares issued for dividends reinvested	125,436	106,640
Shares redeemed	(1,373,317)	(1,032,509)
Net Increase (Decrease) in Shares Outstanding	1,277,179	3,814,679
Class Bb
Shares sold	169,240	59,638
Shares issued in connection
with reorganization—Note 1	—	1,394,507
Shares issued for dividends reinvested	16,023	28,683
Shares redeemed	(615,963)	(653,882)
Net Increase (Decrease) in Shares Outstanding	(430,700)	828,946
Class C
Shares sold	880,737	135,819
Shares issued in connection
with reorganization—Note 1	—	682,110
Shares issued for dividends reinvested	16,195	11,351
Shares redeemed	(136,224)	(183,716)
Net Increase (Decrease) in Shares Outstanding	760,708	645,564
Class Z
Shares sold	1,643,170	1,033,417
Shares issued for dividends reinvested	1,483,634	1,745,591
Shares redeemed	(5,193,307)	(6,082,257)
Net Increase (Decrease) in Shares Outstanding	(2,066,503)	(3,303,249)

a	As of the close of business on May 3, 2007, the fund began to offer four classes of shares.The existing shares were redesignated Class Z shares and the fund added Class A, Class B and Class C shares.
b	During the period ended April 30, 2009, 238,945 Class B shares representing $3,454,593 were automatically converted to 238,846 Class A shares and during the period ended April 30, 2008, 25,416 Class B shares representing $376,159 were automatically converted to 25,416 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended April 30,

Class A Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	14.54	14.31
Investment Operations:
Investment income—net[b]	.53	.60
Net realized and unrealized
gain (loss) on investments	.35	.20
Total from Investment Operations	.88	.80
Distributions:
Dividends from investment income—net	(.56)	(.57)
Net asset value, end of period	14.86	14.54
Total Return (%)[c]	6.21	5.73[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09[d]
Ratio of net expenses to average net assets	1.04	1.04[d]
Ratio of net investment income
to average net assets	3.62	4.17[d]
Portfolio Turnover Rate[f]	351.74	221.12
Net Assets, end of period ($ x 1,000)	75,648	55,457

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Annualized.
e	Not annualized.
f	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2009 and
2008 was 138.79% and 60.06%, respectively.
See notes to financial statements.

	Year Ended April 30,

Class B Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	14.53	14.31
Investment Operations:
Investment income—net[b]	.44	.53
Net realized and unrealized
gain (loss) on investments	.34	.19
Total from Investment Operations	.78	.72
Distributions:
Dividends from investment income—net	(.47)	(.50)
Net asset value, end of period	14.84	14.53
Total Return (%)[c]	5.49	5.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.63[d]
Ratio of net expenses to average net assets	1.64	1.58[d]
Ratio of net investment income
to average net assets	3.11	3.65[d]
Portfolio Turnover Rate[f]	351.74	221.12
Net Assets, end of period ($ x 1,000)	5,910	12,041

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Annualized.
e	Not annualized.
f	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2009 and
2008 was 138.79% and 60.06%, respectively.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,

Class C Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	14.53	14.31
Investment Operations:
Investment income—net[b]	.41	.49
Net realized and unrealized
gain (loss) on investments	.36	.21
Total from Investment Operations	.77	.70
Distributions:
Dividends from investment income—net	(.46)	(.48)
Net asset value, end of period	14.84	14.53
Total Return (%)[c]	5.40	4.96[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.81[d]
Ratio of net expenses to average net assets	1.78	1.75[d]
Ratio of net investment income
to average net assets	2.83	3.46[d]
Portfolio Turnover Rate[f]	351.74	221.12
Net Assets, end of period ($ x 1,000)	20,875	9,380

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Annualized.
e	Not annualized.
f	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2009 and
2008 was 138.79% and 60.06%, respectively.
See notes to financial statements.

		Year Ended April 30,

Class Z Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.55	14.38	14.21	14.67	14.66
Investment Operations:
Investment income—net[a]	.56	.63	.62	.53	.51
Net realized and unrealized
gain (loss) on investments	.34	.19	.19	(.39)	.11
Total from Investment Operations	.90	.82	.81	.14	.62
Distributions:
Dividends from investment income—net	(.58)	(.65)	(.64)	(.60)	(.61)
Net asset value, end of period	14.87	14.55	14.38	14.21	14.67
Total Return (%)	6.40	5.84	5.90	.89	4.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.90	.89	.88	.87
Ratio of net expenses
to average net assets	.86	.85	.89	.79	.87
Ratio of net investment income
to average net assets	3.84	4.38	4.33	3.68	3.45
Portfolio Turnover Rate[b]	351.74	221.12	271.49	393.65	468.97
Net Assets, end of period ($ x 1,000)	641,140	657,486	697,280	765,545	871,414

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2009, 2008,
2007, 2006 and 2005 was 138.79%, 60.06%, 95.55%, 108.38% and 127.81%, respectively.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is a series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 25, 2008, the Board approved, effective December 1, 2008, a proposal to create a new series, named Dreyfus GNMA Fund, under the Company. Shares of the Company’s common stock were designated as shares of common stock of the fund.This change had no impact on shareholders.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York Mellon (formerly,The Bank of New York).

As of the close of business on May 3, 2007, Dreyfus GNMA Fund exchanged all of its assets, subject to liabilities, for corresponding Class A, Class B, and Class C shares of the fund of equal value. Such shares were distributed pro rata to stockholders of the Acquired Fund so that each stockholder received a number of Class A, Class B, and Class C shares of the fund equal to the aggregate net asset value of the stockholder’s Acquired Fund’s shares.The net asset value of the fund’s Class A, Class B and Class C shares at the close of business on May 3, 2007, after the reorganization, was $14.31 per share, and a total of 3,725,384 Class A, 1,394,507 Class B and 682,110 Class C shares representing net assets of $83,027,745 (including $970,391 net unrealized depreciation on investments) were issued to the Acquired Fund’s stockholders in the exchange.The exchange was a tax-free event to stockholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value common stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options transactions and swap transactions) are valued each business day by an independent pricing service (the “Service”) approved by the Board of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;and general market conditions.Restricted securities,as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills,are carried at amortized cost,which approximates value.Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	24,846,000	899,611,891	—	924,457,891
Other Financial
Instruments†	604,343	—	—	604,343
Liabilities ($)
Other Financial
Instruments†	(134,204)	—	—	(134,204)

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009, The Bank of New York Mellon earned $13,224 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2009, the Board of Directors declared a cash dividend of $.044 for Class A, $.036 for Class B, $.036 for Class C and $.047 for Class Z shares per share from undistributed investment income-net, payable on May 1, 2009 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2009.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,492,969, accumulated capital losses $29,738,494 and unrealized appreciation $8,135,808. In addition, the fund had $1,410,200 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $1,697,174 of the carryover expires in fiscal 2012, $5,436,903 expires in fiscal 2013, $17,312,470 expires in fiscal 2014 and $5,291,947 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: ordinary income $28,859,679 and $33,215,088, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, amortization of premiums, sale treatment for treasury inflation protected securities and treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $1,218,090 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by the Bank of New York

Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended April 30, 2009, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares. The Manager has agreed, until November 30, 2008, to waive receipt of a portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking amounted to $210,179 during the period ended April 30, 2009.

During the period ended April 30, 2009, the Distributor retained $10,323 from commissions earned on sales of the fund’s Class A shares and $20,664 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

period ended April 30, 2009, Class B and Class C shares were charged $43,295 and $102,475, respectively, pursuant to the Plan.

Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing Class Z’s shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Plan provides for reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of the average daily net assets of Class Z. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for Class Z to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005% of the value of the average daily net assets of Class Z for any full fiscal year. During the period ended April 30, 2009, Class Z was charged $821,940 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B and Class shares were charged $160,936, $21,648 and $34,158, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $409,323 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $47,809 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $133,346 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $367,873, Rule 12b-1 distribution plan fees $78,280, shareholder services plan fees $21,256, custodian fees $59,313, chief compliance officer fees $2,793 and transfer agency per account fees $90,377.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures,

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

options transactions and swap transactions during the period ended April 30, 2009, amounted to $3,070,094,399 and $3,001,970,548, respectively, of which $1,812,960,338 in purchases and $1,817,431,185 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at April 30, 2009, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund’s call/put options written during the period ended April 30, 2009:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
April 30, 2008	—	—	—	—
Contracts written	552,808,000	5,397,628
Contracts terminated:
Closed	294,555,000	2,876,624	4,773,145	(1,896,521)
Expired	217,073,000	2,367,217	—	2,367,217
Total contracts
terminated	511,628,000	5,243,841	4,773,145	470,696
Contracts outstanding
April 30, 2009	41,180,000	153,787

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. At April 30, 2009, the fund had no open interest rate swaps.

At April 30, 2009, the cost of investments for federal income tax purposes was $916,343,494; accordingly, accumulated net unrealized appreciation on investments was $8,114,397, consisting of $18,119,721 gross unrealized appreciation and $10,005,324 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus GNMA Fund (formerly, Dreyfus Premier GNMA Fund, Inc.) (the sole series comprising Dreyfus Premier GNMA Fund, Inc.), as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 24, 2009

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary income dividends paid during the fiscal year ended April 30, 2009 as qualifying “interest related dividends.”

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 10-11, 2008, the Board considered the re-approval of the fund’s Management Agreement for an annual period, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their reviews by independent legal counsel and met with counsel at each meeting in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund, including that it had just recently implemented a multiple class structure, as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting, and compliance infrastructure.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance.The Board members reviewed reports furnished by the Manager that were prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance, and comparisons of yield and total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of August 31, 2008.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe,and noted that the fund’s contractual management fee was higher than the Expense Group median, and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio (for Class A shares) was higher than the Expense Group and Expense Universe medians. Representatives of the Manager informed the Board that the undertaking by the Manager to reduce the fund’s total expense ratio by .05% expires on November 30, 2008.

With respect to the fund’s performance, because the fund’s Class A shares have only one full year of performance history, the Board also reviewed results for the fund’s Class Z shares, which is the fund’s oldest share class. The Board noted that the fund’s Class Z shares achieved third quartile

(for reported periods of five years and longer) or fourth quartile (for reported periods of less than five years) total return rankings (the first quartile being the highest performance ranking group) among its Performance Group and third quartile (for reported periods of three years and longer) or fourth quartile (for reported periods of less than three years) Performance Universe for each reported time period up to 10 years.The Board also noted that the fund’s Class A shares achieved fourth quartile total return rankings in the Performance Group and Performance Universe for the 1-year period.The Board received a presentation from the fund’s primary portfolio manager discussing portfolio management strategy for the prior year, and the Board considered the factors presented that contributed to the fund’s relative total return per-formance.The Board also noted from the reports the low absolute total returns and narrow spreads among total returns for the fund (Class Z and Class A shares) and the Performance Group funds and that a fraction of one percent separated the fund (Class Z and Class A shares) from a second quartile total return ranking for the 1-year, 2-year, and 3-year periods. On a yield performance basis, the Board noted that the 1-year yield performance for Class Z and Class A shares for the past 10 annual periods was variously at, higher, and lower than the Performance Group and Performance Universe medians for each annual period.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund and any differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund, to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager also noted

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted at each meeting that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted at the Meeting that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement for the relevant period. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  As to the fund’s performance, the Board noted the low absolute returns for the asset class and the narrow spreads in total returns among the fund and the Performance Group funds and Performance Universe medians and the portfolio manager’s explanation of the fund’s investment strategy over the past year.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative per- formance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Board Memberships and Affiliations:
- The Muscular Dystrophy Association, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 172

David W. Burke (73)
Board Member (1994)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Board Memberships and Affiliations:
- John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 88

William Hodding Carter III (74)
Board Member (2006)

Principal Occupation During Past 5 Years:
- Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
- President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:
- The Century Foundation, a tax-exempt research foundation, Emeritus Director
- The Enterprise Corporation of the Delta, a non-profit economic development organization, Director

No. of Portfolios for which Board Member Serves: 27

Gordon J. Davis (67)
Board Member (1995)

Principal Occupation During Past 5 Years:
- Partner in the law firm of Dewey & LeBoeuf LLP
- President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:
- Consolidated Edison, Inc., a utility company, Director
- Phoenix Companies, Inc., a life insurance company, Director
- Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 41

44

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Robin A. Melvin (45)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
- Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)

No. of Portfolios for which Board Member Serves: 27

Burton N. Wallack (58)
Board Member (1991)

Principal Occupation During Past 5 Years:

- President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 27

John E. Zuccotti (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Chairman of Brookfield Properties, Inc.
- Senior Counsel of Weil, Gotshal & Manges, LLP
- Emeritus Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

- Emigrant Savings Bank, Director
- Wellpoint, Inc., Director
- Columbia University, Trustee
- Doris Duke Charitable Foundation, Trustee

No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chair and a Director of the Manager, where he had been employed since April 1998. He is 60 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a Director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,508 in 2008 and $56,619 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $10,552 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,043 in 2008 and $3,993 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

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(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $281 in 2008 and $219 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,465,481 in 2008 and $18,957,657 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.
(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date

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of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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